Exhibit 10.1

AIA 133 – Attachment

Construction GMP

GUARANTEED MAXIMUM PRICE AMENDMENT

CONSTRUCTION GMP

Pursuant to Document A133 - 2009, dated the 1st day of December 2009 and the A201 General Conditions of the Contract attached thereto, between TD AMERITRADE Services Company, Inc (OWNER) and Kiewit Building Group Inc. (CONTRACTOR) for TD Ameritrade Omaha Campus (the Project), OWNER and CONTRACTOR establish the following Guaranteed Maximum Price and Contract Time for the Work.

ARTICLE I

Construction GMP

The Guaranteed Maximum Price for the Project shall be $197,000,000.00 in accordance with the GMP Manual dated November 15, 2011 and the Contract Documents. This Amendment supersedes Amendments 1-9, and those amendments are no longer valid.

Exhibit A	Construction GMP Manual dated November 15, 2011.

ARTICLE II

CONTRACT TIME

Beneficial Occupancy of Comm / Data Rooms: December 31, 2012

Substantial Completion: April 2, 2013

Final Completion: June 19, 2013

The owner shall accept this Guaranteed Maximum Price Amendment by December 1, 2011 (the Effective Date).

AUTHORIZED AND APPROVED BY:

OWNER	CONTRACTOR
TD AMERITRADE Services Company, Inc	KIEWIT BUILDING GROUP INC.

/s/ William J. Gerber	/s/ Ron Duce
(Signature)	(Signature)

William J. Gerber, EVP/CFO	Ron Duce, Senior Vice President
(Printed Name and Title)	(Printed Name and Title)